Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*

Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(Name of Debtors)

Monthly Operating Report for

the period ended May 31, 2004 **

Debtors’ Address:

5619 DTC Parkway

Greenwood Village, CO 80111

Willkie Farr & Gallagher LLP

(Debtors’ Attorneys)

Monthly Operating Loss:  $(40,927)

($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: June 24, 2004

/s/ Scott Macdonald
Scott Macdonald
Senior Vice President and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT

*  Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision.  The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

UNAUDITED CONSOLIDATED BALANCE SHEET

(Dollars in thousands, except per share amounts)

May 31, 2004
ASSETS:
Cash and cash equivalents	$204,529
Restricted cash	40,865
Subscriber receivables – net	210,296
Prepaid expenses	61,676
Investments	22,306
Intercompany receivables	27,676,191
Related party receivables	1,898,421
Property, plant and equipment – net	6,999,878
Intangible assets – net	15,371,209
Other assets – net	420,660
Total assets	$52,906,031

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Accounts payable	$136,597
Subscriber advance payments and deposits	90,944
Accrued interest and other liabilities	448,629
Intercompany payables	628,211
Related party payables	162,484
Parent and subsidiary debt	506,557
Deferred income taxes	2,004,835
3,978,257
Liabilities subject to compromise:
Parent and subsidiary debt	13,421,601
Parent and subsidiary debt under co-borrowing credit facilities attributable to Rigas family entities	2,846,156
16,267,757

Accounts payable	889,594
Accrued interest and other liabilities	519,644
Intercompany payables	27,012,249
Related party payables	1,358,965
Cumulative redeemable exchangeable preferred stock	148,794
Total liabilities subject to compromise	46,197,003

Total liabilities	50,175,260

Minority interests	545,717

Stockholders’ equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized, 254,842,636 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(6,585)
Accumulated deficit	(4,276,095)
Treasury stock, at cost	(149,401)
5,031,210
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)
Total stockholders’ equity	2,185,054
Total liabilities and stockholders’ equity	$52,906,031

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

	Month Ended May 31, 2004	Twenty-three Months Ended May 31, 2004

Revenue	$328,846	$6,794,481

Cost and expenses:
Direct operating and programming	209,771	4,382,460
Selling, general and administrative	34,367	447,616
Depreciation and amortization	107,506	1,753,895
Impairment of long-lived and other assets	—	72,134
Non-recurring professional fees	9,693	119,216
Operating income (loss) before reorganization expenses due to bankruptcy	(32,491)	19,160
Reorganization expenses due to bankruptcy	8,436	169,095

Operating loss	(40,927)	(149,935)

Other income (expense):
Interest expense	(34,185)	(779,463)
Equity in losses of affiliates –net	(392)	(108,228)
Minority interest in losses (earnings) of subsidiaries – net	(1,110)	15,140
Other-than-temporary impairment of investments and other assets	—	(72,909)
Other	7,382	22,875
	(28,305)	(922,585)

Net loss from continuing operations before income taxes	(69,232)	(1,072,520)
Income tax benefit	—	35
Net loss from continuing operations	(69,232)	(1,072,485)
Discontinued operations	—	(46,139)
Net loss applicable to common stockholders	$(69,232)	$(1,118,624)

Net loss per weighted average share outstanding - basic and diluted	$(0.27)	$(4.41)

Weighted average shares outstanding (in thousands) - basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Month Ended May 31, 2004	Twenty-three Months Ended May 31, 2004

Cash flows from operating activities:
Net loss	$(69,232)	$(1,118,624)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	107,506	1,753,895
Amortization of bank financing costs	2,311	41,039
Impairment of long-lived and other assets	—	72,134
Other-than-temporary impairment of investments and other assets	—	72,909
Minority interest in earnings (losses) of subsidiaries – net	1,110	(15,140)
Equity in losses of affiliates, net	392	108,228
Gain on sale of assets – net	(4,778)	(8,642)
Depreciation, amortization and other non-cash items from discontinued operations	—	46,366
Other non-cash items	—	3,856
Reorganization expenses due to bankruptcy	8,436	169,095
Non-recurring professional fees, net of amounts paid	(39)	38,697
Change in assets and liabilities:
Subscriber receivables – net	(6,690)	(9,482)
Prepaid expenses – net	(1,431)	(7,762)
Other assets – net	(5,921)	(54,325)
Accounts payable	49,131	33,676
Subscriber advance payments and deposits	(19,497)	13,112
Accrued interest and other liabilities	(19,375)	239,250
Liabilities subject to compromise	(88,269)	(106,117)
Intercompany receivables and payables – net	(1,381)	(22,579)
Net cash provided by (used in) operating activities before payment of reorganization expenses	(47,727)	1,249,586
Reorganization expenses paid during the period	(4,894)	(132,462)
Net cash provided by (used in) operating activities	(52,621)	1,117,124

Cash flows from investing activities:
Expenditures for property, plant and equipment	(77,529)	(1,402,893)
Cash paid for acquisitions	—	(2,890)
Changes in restricted cash	43,750	(39,483)
Proceeds on asset sales	9,600	9,718
Investment distributions and contributions – net	—	(2,697)
Related party receivables and payables – net	(7,458)	23,264
Net cash used in investing activities	(31,637)	(1,414,981)

Cash flows from financing activities:
Proceeds from debt	86,000	509,000
Payments of debt	(46,505)	(98,350)
Payment of debtor in possession bank financing costs	(1,852)	(50,649)
Net cash provided by financing activities	37,643	360,001

Change in cash and cash equivalents	(46,615)	62,144
Cash and cash equivalents, beginning of period	251,144	142,385
Cash and cash equivalents, end of period	$204,529	$204,529

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

1.  Organization, Business and Proceedings under Chapter 11

Adelphia Communications Corporation and its subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related businesses.  Adelphia’s operations primarily consist of providing analog and digital cable services, high-speed Internet access and other advanced services over Adelphia’s broadband networks.  These services are generally provided to residential customers.  These services are offered in the respective franchise areas under the name Adelphia.  Cable systems operated by Adelphia are located in 30 states and Puerto Rico, with large clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities (the “Non-Filing Entities”) who did not file voluntary petitions under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the managing partner and whose bankruptcy filing is administered separately.  The Non-Filing Entities as of May 31, 2004 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., Adelphia Brasil, Ltda, STV Communications and Main Security Surveillance, Inc.  As of and for the month ended May 31, 2004, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities.  The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by John J. Rigas or his family (the “Rigas Family” or “Rigas Entities”).

Bankruptcy Proceedings

On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (excluding Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities, including Century, herein known as the “Debtors” or “Filing Entities”), except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18), filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Debtors are operating their business as debtors-in-possession under Chapter 11.  On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”).  In addition, on July 31, 2002, the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”).  The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization.  The Company has received several extensions from the Bankruptcy Court of the period within which to file a plan of reorganization (the “Exclusive Period”) and solicit acceptances thereof (the “Solicitation Period”), with the latest extension of the Exclusive Period and the Solicitation Period being through February 17, 2004 and April 20, 2004, respectively.  On February 9, 2004, the Debtors filed a motion requesting an additional extension of the Exclusive Period and Solicitation Period to April 17, 2004 and June 19, 2004, respectively.  On February 5, 2004, the Equity Committee filed a motion to terminate the Debtors’ Exclusive Period and Solicitation Period.  On February 17, 2004, the Rigas Family filed a motion to terminate the Debtors’ Exclusive Period and Solicitation Period.  Other objections have been filed to the Debtors’ extension motion by parties in interest in these cases, including by the agents for the pre-petition lenders and certain creditors.  Bridge orders were entered by the Bankruptcy Court extending the Exclusive Period and Solicitation Period until the hearing on the motions is held and a determination by the Bankruptcy Court is made.  A hearing on all of these motions has been adjourned, due to the exploration of the sales process discussed below, to a date to be determined by the Bankruptcy Court.  Until such hearing, the Exclusive Period and the Solicitation Period are continuing.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

On February 25, 2004, the Debtors filed their proposed joint plan of reorganization (the “Plan”) and related draft disclosure statement with the Bankruptcy Court and announced that they had received commitments for $8.8 billion in exit financing.  On June 22, 2004, the Bankruptcy Court conditionally approved the Company’s proposed $8.8 billion exit financing commitment.  The Bankruptcy Court’s approval of the proposed exit financing commitment is conditioned on the Company and the exit lenders documenting certain modifications to the exit financing commitment and agreeing to an additional modification to address certain objections raised by Comcast Corporation (“Comcast”) in respect of certain terms of the exit financing commitment relating to the joint ventures between the Company and Comcast.  As directed by the Bankruptcy Court, the Company is in the process of working with the exit lenders to modify the terms of the exit financing commitment.  Once finalized, the Company intends to file a notice of amendment or a similar filing with the Bankruptcy Court seeking its final and definitive approval of the proposed exit financing commitment. However, no assurance can be given that the Company and the exit lenders will agree on such modifications or, if agreed to, that such modifications will be approved by the Bankruptcy Court.

The Debtors are not soliciting acceptances of the Plan at this time, and any such solicitation will be made only after the disclosure statement relating to the Plan has been approved by the Bankruptcy Court.  In order to successfully emerge from bankruptcy, the Debtors must, among other things:  (1) obtain an order of the Bankruptcy Court approving the disclosure statement as containing “adequate information”, (2) solicit the approval of the Plan from the holders of claims against and equity interests in each class that are impaired and not deemed to have rejected the Plan, (3) obtain an order from the Bankruptcy Court confirming the Plan and (4) consummate the Plan.  No date for a hearing on the disclosure statement has been scheduled at this time.  In order to obtain a confirmation order, the Bankruptcy Court will have to find, among other things, that each class of impaired claims or equity interests has either accepted the Plan or the Plan meets the requirements of the Bankruptcy Code to force the non-accepting class or classes to accept the Plan.  In addition, the Bankruptcy Court must find that the Plan meets certain other requirements specified in the Bankruptcy Code.  Confirmation of the Plan would resolve, among other things, the Debtors’ pre-petition obligations, determine the revised capital structure of the newly reorganized Debtors and provide for their corporate governance following emergence from bankruptcy.  There can be no assurance that the Bankruptcy Court will find that the Plan satisfies all requirements necessary for confirmation by the Bankruptcy Court.  There also can be no assurance that modifications to the Plan will not be required for confirmation or that such modifications would not necessitate the resolicitation of votes of holders of claims and equity interests.  In addition, if the Plan is rejected by certain classes of claims or equity interests, the Bankruptcy Court may determine not to confirm it.  The Debtors believe that there is substantial opposition to the terms of the Plan as filed on February 25, 2004 from many of the Debtors’ constituents.  The Debtors are in the process of revising the Plan to address the opposition of certain constituents.  While the Plan proposes, among other things, the reorganization of the Debtors and claims against them, it does not address the reorganization of CMLCV.

On April 22, 2004, the Debtors announced that they will explore a possible sale of the Company as one alternative to a plan for an independent company upon emergence.  The Debtors intend to determine whether a sale will deliver greater value to the Debtors’ constituencies than the value proposed by the Plan.  While the Debtors will explore the possible sale, the Debtors also intend to continue to pursue a plan for an independent company upon emergence.  The Debtors intend to pursue the course of action that is in the best interests of the Debtors’ constituents.

Bankruptcy Costs and Fees

In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees.  Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees.  The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and the Committees upon the Company’s emergence from bankruptcy.  Currently, these contingent fees are estimated to be between $27,000 to $31,500.  As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.  In addition, upon the final and definitive approval of the Bankruptcy

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Court of the exit financing commitment, certain of  the Debtors will be required to pay the lenders thereunder certain fees and expenses.  Also, upon the earlier to occur of the closing of the transactions contemplated by the proposed exit financing commitment and the termination or expiration of the commitments of the lenders thereunder, certain (and possibly all) of the Debtors will be required to pay the lenders under the proposed exit financing facilities additional fees and expenses.  As the proposed exit financing commitment has not yet been finally and definitively approved by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”).  These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of May 31, 2004, or the results of its operations or its cash flows for the one and twenty-three month periods ended May 31, 2004 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing Entities and CMLCV.  Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern.  As a result of the reorganization proceedings under Chapter 11 of the Bankruptcy Code, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.  SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statements of operations.  See Note 5 to these unaudited consolidated financial statements for further discussion.

As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty.  In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities Inc. and Citigroup Global Markets Inc. as Co-Lead Arrangers (the “DIP Lenders”), for a Debtor-in-Possession Credit Facility (the “DIP Facility”).  On April 21, 2004, the Debtors filed a motion with the Bankruptcy Court seeking an order authorizing and approving a form of Second Amended and Restated Credit and Guaranty Agreement (the “Extended DIP Facility”) and a related commitment letter and fee letter, each dated April 16, 2004, and the payment of related fees and expenses.  The Extended DIP Facility and the related commitment and fee letters were approved by the Bankruptcy Court on May 6, 2004 and, on May 10, 2004, the Company closed on the Extended DIP Facility.  Certain terms of the DIP Facility and the Extended DIP Facility are more fully described in Note 2 below.  The Company believes that cash flows from operations, along with the financing provided through the Extended DIP Facility, should allow the Company to continue as a going concern;  however, there can be no assurance of this.  The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the Extended DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due.

In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

ability to achieve positive operating results and maintain satisfactory capital and liquidity.  Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings.  Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company.  However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP.  Upon the application of such procedures (e.g., tests for asset impairment), the Company believes that the financial information of the Debtors will change, and these changes will be material.  The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems.  In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002.  SFAS No. 142 requires annual testing for impairment of goodwill and indefinite-lived intangible assets (e.g., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances.  At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets.  Any adjustment as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements.  Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of.  Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements.  Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable.  As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended.  The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements.  The accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records.  The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation.  GAAP would require that these intercompany balances be eliminated in consolidation.  See Note 8 to these unaudited consolidated financial statements for further discussion.

As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted.  In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein.  As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent auditors, has not completed its audit as of and for the years ended December 31, 2003, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Discontinued Operations

As more fully described in Note 17, in April 2004, the Company transferred the economic risks and benefits of certain assets which provide competitive local exchange carrier (“CLEC”) telecommunication services.  Accordingly, the Company has presented such CLEC assets as discontinued operations in April 2004.

Change in Useful Life

In March 2004, effective January 1, 2004, the Company changed the useful life used to calculate the depreciation of converter boxes from five years to four years due to the introduction of advanced set-top boxes which provide high definition and digital video recording capabilities.

Reclassification

Certain amounts for the twenty-three months ended May 31, 2004 have been reclassified to conform with the May 31, 2004 monthly presentation.

In accordance with SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” the Company has reclassified “Cumulative redeemable exchangeable preferred stock” as a liability in the accompanying unaudited consolidated balance sheet.

Dismissal of Former Independent Public Accountants/New Management

As disclosed in its Current Report on Form 8-K filed on June 14, 2002, as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.  As a result of actions taken by management of the Company during the time that members of  the Rigas Family held all of the senior management positions (“Rigas Management”), the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001 or received its independent auditor’s report thereon.  In addition, the Company has not filed with the Securities and Exchange Commission  (“SEC”) its Annual Reports on Form 10-K as of and for the years ended December 31, 2003, 2002 and 2001.  Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, September 30, 2003, June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002.   As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit or issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001.  In addition, Deloitte withdrew the audit reports it had issued with respect to the financial statements of the Company and its subsidiaries.  The Company is performing a review of its historical books and records, accounting policies and practices and financial statements to determine whether its books and records and financial statements need to be adjusted in light of the actions taken by management of the Company during the time that the Rigas Family held director and officer positions at the Company.  Adelphia’s current management is actively engaged in preparing restated financial statements for 2000 and 1999 and preparing financial statements for 2003, 2002 and 2001.  In addition, PwC is preparing the audits for the years ended December 31, 2003, 2002 and 2001 and re-audits for the years ended December 31, 2000 and 1999.  See Note 3 to these unaudited consolidated financial statements for further information.

On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other matters, professional negligence, breach of contract, fraud and wrongful conduct.  The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages.  Deloitte filed preliminary objections to the complaint.  On June 11, 2003, the Bankruptcy Court denied Deloitte’s preliminary objections in their entirety.  On September 15, 2003, Deloitte filed an answer and counterclaims with respect to the Company’s complaint and also asserted claims against the Rigas Family.  On January 9, 2004, the Company filed an answer to Deloitte’s counterclaims and also served discovery requests on Deloitte, including (i) Adelphia’s First Set of Document Requests and (ii) a Notice of Deposition of Deloitte’s Corporate Designee.  Deloitte moved to stay discovery in this action until completion of the U.S. Department of Justice’s investigation of certain members of the Rigas Family and certain alleged co-conspirators, which Adelphia opposed.  Discovery in the action has commenced.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer.  The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other new members of management, took control of the Company in May 2002.  The Company’s employment of Messrs. Schleyer and Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003, respectively.  Mr. Schleyer’s employment agreement provides that he will be permitted to use the Company’s aircraft in accordance with the corporate aircraft policy approved by the Board of Directors, and prohibits personal use of the aircraft.  In October 2003, the Board of Directors approved an aircraft policy that provides, among other things, that reimbursed commuting under a timeshare arrangement does not constitute personal use of the aircraft if significant advantages to the Company in terms of time, money, security or productivity may be realized.

2.  Debt and Other Obligations

Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations.  Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations.  All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of May 31, 2004.  See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

In connection with the Chapter 11 filings, the Company entered into the $1,500,000 DIP Facility.  The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  Prior to the extension of the DIP Facility, which is described below, the DIP Facility was scheduled to expire on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of the loan parties that is confirmed pursuant to an order of the Bankruptcy Court.  The proceeds from borrowings under the DIP Facility could be used for general corporate purposes and investments, as defined in the DIP Facility.  The DIP Facility was secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consisted of a $1,300,000 revolving credit facility (the “Tranche A Loan”) and a $200,000 loan (the “Tranche B Loan”).  Loans under the DIP Facility accrued interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or the Adjusted LIBOR Rate, as defined in the DIP Facility, plus 3.5%.   On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank (the “Tranche B Loan Proceeds”).  The Company paid interest on the Tranche B Loan Proceeds, net of interest income, as defined.

The terms of the DIP Facility contained certain restrictive covenants, which included limitations on the ability of the loan parties to (i) incur additional guarantees, liens and indebtedness, (ii) sell or otherwise dispose of certain assets and (iii) pay dividends or make other distributions, loans or payments to Adelphia or to other loan parties who did not belong to the same designated subsidiary borrowing group.  The DIP Facility also required compliance with certain financial covenants with respect to operating results and capital expenditures.  These financial covenants became effective for periods beginning May 1, 2003.  From time to time, the Company and the DIP Lenders entered into certain amendments to the terms of the DIP Facility.  In addition, from time to time, the Company received waivers of certain defaults, including covenant defaults, under the DIP Facility.

On July 10, 2003 and January 28, 2004, certain loan parties made mandatory prepayments of principal on the DIP Facility in connection with the consummation of certain asset sales.  As a result, the total commitment for the entire DIP Facility was reduced to $1,497,751, with the total commitment of the Tranche A Loan being reduced to $1,298,866 and the total commitment of the Tranche B Loan being reduced to $198,885.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Extended DIP Facility

On May 10, 2004, the Debtors entered into the $1,000,000 Extended DIP Facility, which supercedes and replaces the DIP Facility.  The Extended DIP Facility was approved by the Bankruptcy Court on May 6, 2004 and closed on May 10, 2004.  Except as set forth below, the material terms and conditions of the Extended DIP Facility are substantially identical to the material terms and conditions of the DIP Facility described above, including with respect to the covenants and collateral securing the Extended DIP Facility.

The Extended DIP Facility matures upon the earlier of March 31, 2005 or the occurrence of certain other events, including the effective date of a plan of reorganization of the loan parties that is confirmed pursuant to an order of the Bankruptcy Court.  The Extended DIP Facility is comprised of an $800,000 Tranche A Loan and a $200,000 Tranche B Loan.  The applicable margin on loans extended under the Extended DIP Facility was reduced (when compared to the DIP Facility) to 1.50% per annum in the case of Alternate Base Rate loans and 2.50% per annum in the case of Adjusted LIBOR Rate loans.  In addition, under the Extended DIP Facility, the commitment fee with respect to the unused portion of the Tranche A Loan was reduced (when compared to the DIP Facility) to a range from 0.50% to 0.75% depending upon the amount of the unused portion of the Tranche A Loan.  The Extended DIP Facility also provides for, among other things, (a) a decrease in the primary letter of credit fee rates, (b) a change to certain letter of credit provisions to enable certain letters of credit to remain outstanding following the maturity date of the Extended DIP Facility and (c) a change to certain borrowing limits of the designated subsidiary borrowing groups and an extension of the financial covenant levels of each designated subsidiary borrowing group through the maturity date of the Extended DIP Facility. The foregoing does not represent a complete summary of all of the material terms and conditions of the Extended DIP Facility.  For additional information, please refer to the Extended DIP Facility, a copy of which was filed as an exhibit to the Company’s Current Report on Form 8-K on May 12, 2004.

As of May 31, 2004, $261,750 under the Tranche A Loan has been drawn and letters of credit totaling $114,550 have been issued under the Tranche A Loan, leaving availability of $423,700 under the Tranche A Loan.  Furthermore, as of May 31, 2004, $200,000 under the Tranche B Loan has been drawn.

Co-Borrowing Credit Facilities

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family.  Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family.  As a result, the entire amount of indebtedness for which the Company’s affiliates could be liable under the co-borrowing credit facilities was not reflected as indebtedness on the Company’s historical financial statements.

As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2003, 2002 and 2001 and the Company is engaged in preparing restated financial statements as of and for the years ended December 31, 2000 and 1999.  As disclosed in its Current Reports on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable.  Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders’ equity.  Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized.  The final accounting treatment may result in a materially different treatment from that presented herein.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

On July 6, 2003, the Creditors’ Committee filed an adversary proceeding against the Debtors’ Pre-Petition Agents and Pre-Petition Secured Lenders (collectively, the “Defendants”) on behalf of the Debtors and their estates seeking, among other things, to:  (i) recover as fraudulent transfers the principal and interest paid by the Debtors to the Defendants; (ii) avoid as a fraudulent transfer the Debtors’ obligation, if any, to repay the Defendants; (iii) recover damages for breaches of fiduciary duties to the Debtors and for aiding and abetting fraud and breaches of fiduciary duties by the Rigas Family; (iv) equitably disallow, subordinate or re-characterize each of the Defendants’ claims in the Debtors’ bankruptcy proceedings; (v) avoid and recover certain preferential transfers made to certain of the Defendants; and (vi) recover damages for violations of the Bank Holding Company Act.  On July 29, 2003, the Bankruptcy Court entered a Stipulation and Order Regarding (a) the Creditors’ Committee’s Motion for Leave to Prosecute Claims and Causes of Action Against the Defendants, (b) the Equity Committee’s Motion to Intervene in the Adversary Proceeding and (c) the Pre-Petition Agents’ Responses in Opposition to the Motion of the Creditors’ Committee and the Equity Committee and Alternative Motions to Dismiss the Creditors’ Committee’s Complaint.  On July 31, 2003, the Equity Committee filed a motion seeking authority to file additional claims against the Pre-Petition Lenders.  By decision and order of the Bankruptcy Court, on August 5, 2003, the Bankruptcy Court determined that the Creditors’ Committee had met the applicable legal standards to assert claims on behalf of the Debtors.  On or about October 3, 2003, certain of the Defendants filed objections to the Creditors’ Committee’s motion seeking standing to pursue the adversary proceeding filed against the Defendants.  On or about January 13, 2004, the Creditors’ Committee filed its memorandum of law in opposition to objections to standing and motions to dismiss.  On or about June 4, 2004, the Pre-Petition Agents filed oppositions to the Equity Committee’s Motion to Intervene.  A hearing on the Motion has not been scheduled yet.

In late March and early April 2004, each of the Debtors’ Pre-Petition Agents filed adversary proceedings against the Debtors, seeking, among other things, a judicial determination of certain of their rights purusant to their respective credit agreements.  The Debtors have not responded yet to any of these actions.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Parent and Subsidiary Debt

The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000.  The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

May 31, 2004
Parent Debt:

9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6% Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847
Total parent debt	$6,917,044

Subsidiary Debt:

Notes to banks	$3,970,532
Extended DIP Facility	461,750
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	167,258
Total subsidiary debt	$7,011,114

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,928,158
Debt under co-borrowing credit facilities attributable to Rigas Entities	2,846,156
$16,774,314

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases.  For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $13,928,158 consists of liabilities subject to compromise of $13,421,601, bank financing under the Extended DIP Facility of $461,750 and capital leases of $44,807.

Weighted average interest rate payable by subsidiaries under credit agreements with banks	4.72%

On December 29, 2003, certain holders of prepetition convertible subordinated debt issued by Adelphia Communications Corporation (“ACC”) and the Bank of New York, as trustee with respect to such debt, filed a lawsuit (the “X-Clause Litigation”) against ACC seeking, among other things, a declaratory judgment stating that under the provisions of the applicable indentures, such holders are entitled to receive and retain their pro rata portion of payment on their claims to the extent that distributions are made to ACC’s senior note holders in the form of Common Stock under any plan proposed in the chapter 11 cases.  By order dated April 13, 2004, the Bankruptcy Court dismissed the X-Clause Litigation, without prejudice, because the issue presented was not ripe for decision.

Interest Expense

Interest expense totaled $34,185 and $779,463 for the one and twenty-three month periods ended May 31, 2004, respectively, of which $12,712 and $301,369 is attributable to the Rigas Entities under co-borrowing credit facilities.  In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim.  Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and twenty-three month periods ended May 31, 2004 is $95,807 and $2,202,102, respectively.

Other

By order dated August 7, 2003, the Bankruptcy Court ordered that the Rigas Family could cause the Rigas Entities to pay on their behalf certain defense costs, not to exceed $15,000 in the aggregate.  The order does not require any Debtor to advance funds of any Debtor’s estate for such defense costs.  Adelphia and the Creditors’ Committee both appealed the order.  The United States District Court for the Southern District of New York temporarily stayed the order.  On September 2, 2003, the Bankruptcy Court approved a stipulation and order (the “Rigas Stipulation”) between the Debtors, the Rigas Family and certain other parties that allowed the Rigas Entities to advance up to $15,000 in defense costs to the Rigas Family, acknowledged that certain Rigas Entities were in default under certain co-borrowing credit facilities and delegated certain management rights to the Company with respect to the Rigas Entities.  On February 18, 2004, the Bankruptcy Court approved the request of the Rigas Family for an additional $12,800 for criminal defense costs only (the “February 18 Rigas Order”).  The Debtors and Creditors’ Committee appealed the February 18 Rigas Order.  The Debtors’ motion for a stay of the Bankruptcy Court’s order, pending appeal in the District Court, was denied by the District Court.  A decision on the appeal has not been made.  As of May 31, 2004, the Rigas Entities had advanced $25,484 to the Rigas Family for defense costs in accordance with the Rigas Stipulation and the February 18 Rigas Order.

3.                    Correction in Accounting Policies and Practices / Provision for Accounting Changes

Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, “Capitalized Costs”) used in the maintenance of its cable systems.  The erroneous capitalization of costs that were corrected included, among other things,

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(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Capitalized Costs for service calls and normal, ongoing maintenance to cable systems.  Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts.  The Company believes that the corrections were necessary in order to be in compliance with GAAP.  At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, “Capitalized Installation and Construction Activities”).  In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003.  These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs.  This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003.

The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2003, 2002, 2001, 2000 and 1999.  However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will materially increase expenses and decrease capital expenditures as compared to the accounting policies and practices of the Company under Rigas Management.  The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company’s results of operations will vary based upon levels of activities.  Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2003, 2002, 2001, 2000 and 1999 have not yet been finalized.  The impact of these changes and any other further changes will likely be material.

Additionally, management has not completed its overall review of the Company’s historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

PwC has not completed its audit of the Company’s books for any period and their audit could result in further adjustments to the Company’s results of operations and those adjustments could be material.

4.                   Liabilities Subject to Compromise

As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 of the Bankruptcy Code since June 25, 2002.  The Company is authorized to operate its business in the ordinary course pursuant to Chapter 11 of the Bankruptcy Code.

Due to the commencement of the Chapter 11 cases and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations.As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  However, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits.  The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition,

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

the Company may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court.  Unless otherwise agreed to by the parties, the cost of curing any pre-petition executory contract or unexpired lease is borne by the Debtors.  Any damages resulting from the rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise.  By order dated October 24, 2003 (the “Bar Date Order”), the Bankruptcy Court established a bar date for filing proofs of claim against the Debtors’ estates of the later of January 9, 2004 at 5:00 P.M. (Eastern Time) or 30 days after the date upon which the Debtors amend their respective Schedules of Liabilities or the Bankruptcy Court enters a rejection order.  A bar date is the date by which proofs of claims must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules of Liabilities.  The Company provided notice to all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court.  The aggregate amount of claims filed with the Bankruptcy Court far exceeds the Debtors’ estimate of ultimate liability.  The Debtors believe that many of these claims are duplicative, based upon contingencies that have not occurred, or otherwise are overstated, and are therefore invalid. Differences between amounts recorded by the Debtors and claims filed by creditors are being investigated and resolved in connection with the Debtors’ claims resolution process.  That process has commenced and, in light of the number of claims asserted, will take significant time to complete.  Accordingly, the ultimate number and allowed amounts of such claims are not presently determinable.  On July 31, 2003, each Debtor filed with the Bankruptcy Court its Schedules of Liabilities and Statement of Financial Affairs.  On or about October 8, 2003, each Debtor filed its First Amendment to its Schedules of Liabilities and Statement of Financial Affairs.  On or about October 24, 2003, certain of the Debtors filed a Second Amendment to their respective Schedules of Liabilities.  Between February 27 and March 1, 2004, each Debtor filed its Schedules of Assets and February 2004 Amendments to Schedules of Liabilities and Executory Contracts and February 2004 Amendments to the Statement of Financial Affairs.  On April 23, 2004 one of the Debtors filed its April 2004 Amendments to its Schedules of Liabilities.

As of May 31, 2004, the Company had liabilities subject to compromise of $46,197,003.  Liabilities subject to compromise have been reported in accordance with SOP 90-7.  Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.  Such adjustments may be material to the amounts reported as liabilities subject to compromise.

Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted.  Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5.                   Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas Management.  These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations.  Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations.  These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6.                   Accounts Payable, Accrued Expenses and Other Liabilities

To the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of May 31, 2004.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended.  Management is currently performing a review to substantiate the completeness of all liabilities.  Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7.  Preferred Stock

In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases.  Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, preferred stock dividends would have been $5,750 and $132,250 for the respective one and twenty-three month periods ended May 31, 2004.

On August 11, 2003, the Debtors initiated an adversary proceeding against the holders of various series of preferred stock of Adelphia (the “Preferred Stockholders”), seeking, among other things, to enjoin the Preferred Stockholders from exercising certain purported rights to elect directors to the Board of Directors due to Adelphia’s failure to pay dividends and alleged breaches of debt-like covenants contained in the Certificates of Designations relating to the preferred stock.  On August 13, 2003, certain of the Preferred Stockholders filed an action in the Delaware Chancery Court seeking a declaratory judgment of their purported right to appoint two directors to the Board of Directors (the “Delaware Action”).  On August 13, 2003, the Bankruptcy Court granted the Debtors a temporary restraining order, which, among other things, stayed the Delaware Action and temporarily enjoined the Preferred Stockholders from exercising their purported rights to elect directors to the Board of Directors.  Thereafter, the Delaware Action was withdrawn.

8.  Intercompany Receivables and Payables

The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company.  The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables balance included in liabilities in the accompanying unaudited consolidated balance sheet.  Intercompany payables have been segregated between pre- and post- bankruptcy petition and none of the intercompany balances have been collateralized (other than certain post-bankruptcy petition intercompany receivables that are required to be collateralized under the terms of the Extended DIP Facility until such time as such intercompany receivables are paid).  The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated financial statements, as discussed in Note 1.

9.  Related Party Receivables and Payables

Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family.  Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet.  Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized.  Management is continuing to evaluate the proper classification and recoverability of related party receivables and may record reserves against such receivables in the future.

10. Cash and Cash Equivalents and Restricted Cash

The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

As of May 31, 2004, the Company has restricted cash of $29,136 for the payment of franchise obligations, as required by an agreement with the Company’s insurance provider.  Also included in restricted cash is $7,899 related to revenue received from customers which was placed in trust as a result

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(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

of a dispute arising from the acquisition of certain cable systems from Verizon Media Ventures, Inc.  The remainder of the restricted cash balance consists of cash collateral supporting obligations under certain of the Company’s franchise agreements and surety bonding obligations.

11.       Subscriber Receivables

Subscriber receivables consist of monthly amounts due from the Company’s customers and are reported net of allowance for doubtful accounts of $12,047.

12.       Prepaid Expenses and Other Assets - Net

Included in other assets - net are unamortized deferred financing fees of $154,979 relating to pre-petition debt obligations. Such amounts are not currently being amortized.  See Note 4 to these unaudited consolidated financial statements for further discussion.  SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim.  Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13.       Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended.  Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2003, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999.  The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999.  The adjustments may be material to these periods.

Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the twenty-three month period ended May 31, 2004.  All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2003, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

Twenty-three Months Ended May 31, 2004

Impairment of Long-Lived and Other Assets:
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224
$72,134

Other-than-Temporary Impairment of Investments and Other Assets:
Buffalo Sabres	68,612
Interactive Digital TV Investments	1,697
Praxis Capital Ventures, L.P.	2,600
$72,909

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(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Internal Operations, Call Center and Billing System

From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence.”  After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system.  In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910.  Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002.  The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the CLECs

In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs.  The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers.  The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002.  The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000.  The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003.  Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

Buffalo Sabres

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Family.  Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team.  The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries.  In November 2002, the Company recognized impairments of those loans and advances of $31,447.  On January 13, 2003, NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Western District of New York (the “NFHLP Bankruptcy Court”).

On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP.  In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP.  On April 23, 2003, the sale was completed.  The Company did not recover any of its loans and advances in NFHLP from such sale.  The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company’s prior year financial statements, completely wrote off the Company’s loans and advances in NFHLP and its subsidiaries.  On or about August 14, 2003, the NFHLP Bankruptcy Court approved the Niagara Debtors’ Disclosure Statement.  On September 25, 2003, the NFHLP Bankruptcy Court approved the NFHLP joint plan of liquidation.  The Niagara Debtors filed a complaint, dated November 4, 2003, against, among others, the Company and the Creditors’ Committee seeking to enforce certain purported rights against the Company and the Creditors’ Committee related to the waiver of the Company’s claims.  Certain of the Niagara Debtors’ prepetition lenders have intervened and filed cross-claims against the Company and the Creditors’ Committee.  A hearing on the complaint or the cross-complaint has not been scheduled.

Interactive Digital TV Investments

The Company has investments in interactive digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Praxis Capital Ventures, L.P.

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner.  Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market.  At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247.  In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP.  The Company has recorded reserves totaling $2,600 related to PCVLP.  The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market.  By order dated October 20, 2003, the Debtors rejected the partnership agreement with Praxis Capital.

Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Devon Mobile Communications, L.P.

Pursuant to the Agreement of Limited Partnership of Devon Mobile Communications, L.P. (“Devon Mobile”), dated as of November 3, 1995, the Company owned a 49.9% limited partnership interest in Devon Mobile, a Delaware limited partnership which, through its subsidiaries, held licenses to operate regional wireless telephone businesses in several states.  Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company that were spun-off as TelCove in January 2002.  In late May 2002, the Company notified Devon G.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile’s operations.  Devon Mobile filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court (the “Devon Bankruptcy Court”) on August 19, 2002.  In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively.  In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial  information.  All such impairments are included in equity in losses of affiliates – net in the accompanying unaudited consolidated statements of operations.  As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile.

On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations (collectively, the “Company Claims”).  On June 23, 2003, Devon filed a disclosure statement for the joint plan of liquidation (the “Disclosure Statement”).  On or about July 25, 2003, the Devon Bankruptcy Court approved the Disclosure Statement.  By order dated October 1, 2003, the Devon Bankruptcy Court confirmed Devon’s first amended joint plan of liquidation (the “Devon Plan”).  The Devon Plan went effective on October 17, 2003, at which time the Company’s limited partnership interest in Devon Mobile was extinguished.  According to the Disclosure Statement, Devon Mobile and the Official Committee of Unsecured Creditors appointed in the Devon Mobile chapter 11 cases disagree with the Company Claims and intend to file an objection seeking an order eliminating such claims in their entirety.  As of the date hereof, Devon Mobile has not objected to the Company Claims.  On or about January 8, 2004, Devon Mobile filed proofs of claim in the Company’s Chapter 11 cases in respect of, among other things, certain transfers alleged to be made by Devon Mobile to the Company prior to the commencement of the Company’s Chapter 11 cases (the “Devon Claims”).  On May 20, 2004, the Company and Devon Mobile filed a stipulation in the Company’s Chapter 11 cases granting Devon Mobile limited relief from the automatic stay to (i) file a complaint against the Company in respect of the Devon Claims and (ii) file objections to the Company Claims in the Devon Bankruptcy Court (the “Devon Stay Stipulation”).  The Devon Stay Stipulation was approved by the Bankruptcy Court on

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

June 10, 2004.  On June 21, 2004, Devon Mobile filed a compliant in the Company’s Chapter 11 cases in respect of the the Devon Claims.

Property, Plant and Equipment, and Intangible Assets

As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment.  The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2003, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the seventeen months ended May 31, 2004.  The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14.  Net Loss Per Weighted Average Share of Common Stock

Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7).  Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options do not have a dilutive effect for the periods presented.  In the future, however, the convertible preferred stock and outstanding stock options could have a dilutive effect on earnings per share.

15.  Supplemental Cash Flow Information

Cash payments for interest were $32,003 and $735,703 for the one and twenty-three month periods ended May 31, 2004, respectively.  Included in these amounts are cash payments made by the Company on behalf of the Rigas family entities of $13,127 and $312,216 for the one and twenty-three month periods ended May 31, 2004, respectively, for interest on the co-borrowing credit facilities.  Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

16.       EBITDA

The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from the accompanying unaudited consolidated statements of operations for the one and twenty-three month periods ended May 31, 2004.  EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses.  Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company’s liquidity.  EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

Reconciliation of EBITDA to Net loss from continuing operations:

	Month Ended May 31, 2004	Twenty-three Months Ended May 31, 2004

EBITDA	$72,459	$1,460,838
Adjustments to reconcile EBITDA to net loss from continuing operations:
Depreciation and amortization	(107,506)	(1,753,895)
Interest expense	(34,185)	(779,463)
Income tax benefit	—	35
Net loss from continuing operations	$(69,232)	$(1,072,485)

Reconciliation of EBITDA to Net Cash Provided by Operating Activities

	Month Ended May 31, 2004	Twenty-three Months Ended May 31, 2004

EBITDA	$72,459	$1,460,838

Adjustments to reconcile EBITDA to net cash provided by (used in) operating activities:
Amortization of bank financing costs	2,311	41,039
Impairment of long-lived and other assets	—	72,134
Other-than-temporary impairment of investments and other assets	—	72,909
Minority interest in earnings (losses) of subsidiaries – net	1,110	(15,140)
Equity in losses of affiliates, net	392	108,228
Gain on sale of assets – net	(4,778)	(8,642)
Depreciation, amortization and other non-cash items from discontinued operations	—	46,366
Other non-cash items	—	3,856
Reorganization expenses due to bankruptcy	8,436	169,095
Non-recurring professional fees, net of amounts paid	(39)	38,697
Change in Assets and Liabilities:
Subscriber receivables – net	(6,690)	(9,482)
Prepaid expenses – net	(1,431)	(7,762)
Other assets – net	(5,921)	(54,325)
Accounts payable	49,131	33,676
Subscriber advance payments and deposits	(19,497)	13,112
Accrued interest and other liabilities	(19,375)	239,250
Liabilities subject to compromise	(88,269)	(106,117)
Intercompany receivables and payables – net	(1,381)	(22,579)
Reorganization expenses paid during the period	(4,894)	(132,462)
Interest expense	(34,185)	(779,463)
Income tax benefit	—	35
Discontinued operations	—	(46,139)
Net cash provided by (used in) operating activities	$(52,621)	$1,117,124

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

17.       TelCove Spin-off and Bankruptcy Proceedings

Adelphia Business Solutions, Inc., which currently conducts business under the name TelCove (“TelCove”), was a consolidated subsidiary of Adelphia as of December 31, 2001.  TelCove owns, operates and manages entities which provide CLEC telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”).  As a result of the Spin-off, the Rigas Family held a majority of the total voting power of TelCove common stock.  The distribution of TelCove common stock was recorded on the date of the Spin-off.  Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove.  On March 27, 2002, TelCove and certain of its direct subsidiaries filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  On December 19, 2003, the Bankruptcy Court entered an order confirming TelCove’s Modified Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 18, 2003.

Prior to the TelCove Spin-off (and in some circumstances following the TelCove Spin-off), Adelphia and TelCove (i) shared certain collocation space, real property interests, fiber-optic cable assets, strands and network infrastructure and related equipment (collectively, the “Shared Assets”); (ii) engaged in joint undertakings, including the construction and overlash of fiber-optic cable networks and facilities, necessary for the construction and operation of a telecommunications network and cable network; and (iii) provided one another with certain services that are or were crucial to the operation of each other’s businesses (the “Shared Services”).

In order to reduce the Company’s dependence on TelCove for access to certain collocation space, real property interests, fiber-optic cable assets, strands and network infrastructure and related equipment shared by the Company and TelCove (the “Shared Assets”) and certain services, provided by the Company and TelCove to one another that are or were crucial to the operation of each others’ businesses (the “Shared Services”), as well as to gain operational independence from TelCove and validate and memorialize the ownership of the Shared Assets, on December 3, 2003, the Debtors and TelCove entered into a Master Reciprocal Settlement Agreement pursuant to which the parties, among other things, memorialized their agreement relating to their ownership and use of the Shared Assets.  On March 23, 2004, the Bankruptcy Court approved the Master Reciprocal Settlement Agreement.

In the TelCove plan of reorganization and the related disclosure statement, TelCove alleged that it had substantial claims against the Company totaling more than $1,000,000 (the “Alleged Claims”).  On November 25, 2003, the Company filed a proof of claim for administrative expenses against TelCove in the approximate amount of $71,000 (collectively, “Adelphia’s Administrative Claims”).

On February 21, 2004, the parties executed a global settlement agreement (the “Global Settlement”) which resolves, among other things, the Alleged Claims, Adelphia’s Administrative Claims, and TelCove’s alleged counterclaims and defenses thereto.  The Global Settlement provides that on the closing date, the Company will transfer to TelCove certain settlement consideration, including, $60,000 in cash, plus an additional payment of up to $2,500 related to certain outstanding payables, as well as certain vehicles, real property and intellectual property licenses used in the operation of TelCove’s businesses.  Additionally, the parties will execute various annexes to the Global Settlement which provide, among other things, for (i) a five-year business commitment to TelCove by the Company; (ii) future use by TelCove of certain fiber capacity in assets owned by the Company and (iii) the mutual release by the parties from any and all liabilities, claims and causes of action which either party has or may have against the other party.  Finally, the Global Settlement provides for the transfer by the Company to TelCove of certain CLEC market assets together with the various licenses, franchises and permits related to the operation and ownership of such assets.  On March 23, 2004, the Bankruptcy Court approved the Global Settlement.

On April 7, 2004, the Company paid $57,941 to TelCove and transferred the economic risks and benefits of the CLEC market assets to TelCove pursuant to the terms of the Global Settlement.  The transfer of the CLEC market assets will be formalized upon receipt of regulatory approvals.  An additional $2,594 is payable to TelCove pursuant to the Global Settlement subject to the release of certain claims.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

18.       Century-ML Cable Venture Bankruptcy Filing

On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court.  This bankruptcy proceeding is administered separately from that of Adelphia.  CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico.  At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements.  The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves communities in Puerto Rico.

CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court.  As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”), a Rigas Family partnership.  In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV.  If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV, as well as interest and other amounts that may result from the outcome of this litigation, or Century may be required to surrender its 50% ownership in CMLCV to ML Media.  A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Bankruptcy Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Bankruptcy Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.”  The Bankruptcy Court granted summary judgment only to such extent.

In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media’s request to become manager of CMLCV’s cable systems.  In a decision and order dated April 21, 2003, the Bankruptcy Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition, rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent.  On September 5, 2003, a hearing was held to determine whether ML Media’s motions to dismiss and for summary judgment should be granted.  Although the Bankruptcy Court has not yet issued a written decision on the motions, at a status conference held on April 15, 2004, the Court announced that it would be issuing a decision in which it would (a) dismiss all of the counterclaims of Adelphia and Century except for aiding and abetting of a breach of fiduciary duties, and (b) dismiss all of the Venture’s counterclaims except for constructive fraudulent conveyance.  On September 17, 2003, the Bankruptcy Court entered an order authorizing Adelphia’s and Century’s rejection of the Recap Agreement.

On May 12, 2003, the Bankruptcy Court directed ML Media, Century, Adelphia and Highland to enter into mediation to resolve the dispute.  Settlement discussions between Adelphia and ML Media are continuing.

No accrual for the outcome of the above described litigation is included in the accompanying unaudited financial statements.

By order dated December 2, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against CMLCV’s estate of January 15, 2004 at 5:00 P.M. (Eastern Time).

On March 17, 2004, ML Media presented a non-binding written indication of interest (the “Vaughn Indication of Interest”) for the acquisition of 100% of CMLCV by an investor group led by James C. Vaughn (the “Vaughn Group”). The Vaughn Indication of Interest contemplates a purchase price, subject to adjustment as a result of due diligence, of $625 million, plus the amount of CMLCV’s working capital at closing, less the remaining cost of the pending rebuild of CMLCV’s cable systems.  Century was not involved in the negotiation of the Vaughn Indication of Interest and neither Century nor ML Media is bound by it.  On April 13, 2004, Century and the Vaughn Group entered into a confidentiality agreement with respect to the delivery of due diligence materials.  At a status conference on April 15, 2004, the Bankruptcy Court instructed Century to begin delivery of due diligence materials to the Vaughn Group and Century has been delivering such materials in accordance with its instructions.  ML Media and Century are also exploring other potential transactions relating to CMLCV.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

19.       Customers

The table below provides information on the number of basic customers, digital customers and high speed internet customers for the Debtors, the Non-Filing Entities, which includes customers in Brazil and Puerto Rico, and the Rigas Entities.  As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to such correction.

	Filing Entities	Non-Filing and Rigas Entities	Total
May 31, 2004:
Basic customers	4,973,177	423,797	5,396,974
Digital customers	1,842,198	149,322	1,991,520
High speed internet customers	1,140,970	75,181	1,216,151

Total revenue generating units	7,956,345	648,300	8,604,645

April 30, 2004:
Basic customers	4,978,652	424,613	5,403,265
Digital customers	1,815,972	148,501	1,964,473
High speed internet customers	1,111,634	73,218	1,184,852

Total revenue generating units	7,906,258	646,332	8,552,590

20.       Bankruptcy Court Reporting Schedules

The Bankruptcy Court reporting schedules included in this report beginning on page 26 are for the period from May 1 through May 31, 2004 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP.  The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Summary

	For the Month Ended May 31, 2004	Reference

Gross wages paid	$46,120,241	Schedule I
Employee payroll taxes withheld	10,322,984	Schedule I
Employer payroll taxes due	3,486,652	Schedule I
Payroll taxes paid*	14,495,961	Schedule II*
Sales and other taxes due	6,929,247	Schedule III
Gross taxable sales	85,666,809	Schedule III
Real estate and personal property taxes paid	731,810	Schedule IV
Sales and other taxes paid	6,432,078	Schedule V
Cash disbursements	444,215,686	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes

for the Month Ended May 31, 2004

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
May 14, 2004	$22,600,902	$4,993,304	$1,726,127
May 28, 2004	23,519,339	5,329,680	$1,760,525
Total	$46,120,241	$10,322,984	$3,486,652

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid

for the Month Ended May 31, 2004

Payee	Payroll Taxes Paid	Payment Date
ASHTABULA INCOME TAX	882.07	05/03/04
CENTRAL COLLECTIO(A)	42,601.01	05/03/04
CHILLICOTHE CITY (A)	9,795.47	05/03/04
CLEVELAND HEIGHTS CI	5,648.57	05/03/04
DANVILLE CITY OF(A)	593.56	05/03/04
FIRST UNION ADELPHIA	5,954,854.71	05/03/04
FIRST UNION ADELPHIA	6,550.27	05/03/04
FIRST UNION ADELPHIA	2,267.10	05/03/04
FIRST UNION ADELPHIA	177,929.86	05/03/04
FIRST UNION ADELPHIA	64,071.00	05/03/04
FIRST UNION ADELPHIA	10,971.39	05/03/04
FIRST UNION ADELPHIA	6,892.39	05/03/04
FIRST UNION ADELPHIA	5,292.00	05/03/04
FIRST UNION ADELPHIA	1,028.42	05/03/04
FIRST UNION ADELPHIA	409.89	05/03/04
FIRST UNION ADELPHIA	6,974.03	05/03/04
FIRST UNION ADELPHIA	26,146.60	05/03/04
FIRST UNION ADELPHIA	13,331.48	05/03/04
FIRST UNION ADELPHIA	25,966.48	05/03/04
FIRST UNION ADELPHIA	198.76	05/03/04
FIRST UNION ADELPHIA	110,989.67	05/03/04
FIRST UNION ADELPHIA	76,182.99	05/03/04
FIRST UNION ADELPHIA	372.88	05/03/04
FIRST UNION ADELPHIA	94,706.45	05/03/04
FIRST UNION ADELPHIA	3,312.60	05/03/04
FIRST UNION ADELPHIA	73,291.17	05/03/04
FIRST UNION ADELPHIA	14,911.34	05/03/04
FIRST UNION ADELPHIA	1,067.27	05/03/04
GREENWOOD VILLAGE(A)	624.00	05/03/04
HUNTINGTON CITY (A)	360.00	05/03/04
LORAIN CITY TAX(A)	2,929.75	05/03/04
MACEDONIA CITY OF(A)	3,184.01	05/03/04
MARION CITY OF	1,540.52	05/03/04
MISSISSIPPI STATE TA	3,827.08	05/03/04
MONTANA DEPARTMENT O	1,157.10	05/03/04
NEBRASKA DEPARTMENT	390.44	05/03/04
NEWARK CITY OF(A)	5,370.01	05/03/04
NORTH CAROLINA DEPAR	12,788.25	05/03/04
OCCUPATIONAL TAX(A)	340.54	05/03/04
OREGON DEPARTMENT OF	71.97	05/03/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid

for the Month Ended May 31, 2004

Payee	Payroll Taxes Paid	Payment Date
OWENSBORO CITY TR(A)	727.11	05/03/04
PITTSBURGH CITY O(A)	1,936.36	05/03/04
RITA	10,675.31	05/03/04
SCHOOL DISTRICT INCO	4,216.50	05/03/04
UTAH STATE TAX CO(A)	443.08	05/03/04
VAN WERT CITY OF(A)	48.95	05/03/04
WEST VIRGINIA DEPT O	24,973.26	05/03/04
CENTRAL COLLECTIO(A)	100.72	05/07/04
STRONG CAPITAL MA(A)	525,716.77	05/07/04
NORTH CAROLINA DEPAR	11,301.50	05/14/04
OREGON DEPARTMENT OF	71.50	05/14/04
FIRST UNION ADELPHIA	5,829,364.65	05/17/04
FIRST UNION ADELPHIA	2,207.06	05/17/04
FIRST UNION ADELPHIA	168,536.25	05/17/04
FIRST UNION ADELPHIA	62,727.00	05/17/04
FIRST UNION ADELPHIA	11,239.38	05/17/04
FIRST UNION ADELPHIA	5,875.46	05/17/04
FIRST UNION ADELPHIA	4,730.00	05/17/04
FIRST UNION ADELPHIA	956.00	05/17/04
FIRST UNION ADELPHIA	362.30	05/17/04
FIRST UNION ADELPHIA	24,665.18	05/17/04
FIRST UNION ADELPHIA	25,723.51	05/17/04
FIRST UNION ADELPHIA	12,388.78	05/17/04
FIRST UNION ADELPHIA	25,223.15	05/17/04
FIRST UNION ADELPHIA	122,430.86	05/17/04
FIRST UNION ADELPHIA	74,959.45	05/17/04
FIRST UNION ADELPHIA	399.64	05/17/04
FIRST UNION ADELPHIA	95,254.76	05/17/04
FIRST UNION ADELPHIA	3,417.75	05/17/04
FIRST UNION ADELPHIA	57,741.51	05/17/04
FIRST UNION ADELPHIA	15,807.09	05/17/04
STRONG CAPITAL MA(A)	516,207.54	05/20/04
CHAFFINS BOBBY	14.89	05/25/04
ASHTABULA INCOME TAX	493.78	05/28/04
CENTRAL COLLECTIO(A)	29,467.35	05/28/04
CHILLICOTHE CITY (A)	7,197.01	05/28/04
CLEVELAND HEIGHTS CI	4,115.93	05/28/04
DANVILLE CITY OF(A)	401.54	05/28/04
GREENWOOD VILLAGE(A)	628.00	05/28/04
HUNTINGTON CITY (A)	232.00	05/28/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid

for the Month Ended May 31, 2004

Payee	Payroll Taxes Paid	Payment Date
LORAIN CITY TAX(A)	2,008.47	05/28/04
MACEDONIA CITY OF(A)	2,047.24	05/28/04
MARION CITY OF	911.61	05/28/04
MISSISSIPPI STATE TA	2,896.33	05/28/04
MONTANA DEPARTMENT O	791.11	05/28/04
NEBRASKA DEPARTMENT	543.70	05/28/04
NEWARK CITY OF(A)	3,569.11	05/28/04
OCCUPATIONAL TAX(A)	220.17	05/28/04
OREGON DEPARTMENT OF	70.30	05/28/04
OWENSBORO CITY TR(A)	494.20	05/28/04
PITTSBURGH CITY O(A)	1,364.56	05/28/04
RITA	7,677.11	05/28/04
SCHOOL DISTRICT INCO	2,916.16	05/28/04
UTAH STATE TAX CO(A)	299.44	05/28/04
WEST VIRGINIA DEPT O	17,349.76	05/28/04

TOTAL	14,495,961

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended May 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
ALABAMA DEPT. OF REVENUE	$260	$4,331
ARIZONA DEPARTMENT OF REVENUE	26	1,139
ASHLAND INDEPENDENT BOARD OF EDUCATION	9,465	315,485
BANK OF AMERICA	381	54,418
BATH COUNTY SCHOOL DISTRICT	1,219	40,633
BEREA COUNTY SCHOOL DISTRICT	2,466	82,197
BOARD OF EQUALIZATION	203	A
BOARD OF EQUALIZATION	228	2,856
BOURBON COUNTY SCHOOL DISTRICT	632	21,050
BOYD COUNTY SCHOOL DISTRICT	2,586	86,203
BOYLE COUNTY SCHOOL DISTRICT	1,536	51,185
BREATHITT COUNTY SCHOOL DISTRICT	1,025	34,151
BRECKINRIDGE COUNTY BOARD OF EDUCATION	761	25,381
BUREAU OF TAXATION	159	3,188
BURGIN INDEPENDENT BOARD OF EDUCATION	323	10,754
BUTLER COUNTY SCHOOL DISTRICT	53	1,750
CARTER COUNTY SCHOOL DISTRICT	1,682	56,057
CCHCF-A	46	27,209
CHCF-B	599	27,209
CITY OF ALAHAMBRA	3	58
CITY OF ALBION	338	6,767
CITY OF ALGOURA HILLS	6	119
CITY OF ARCADIA	12	238
CITY OF ASOTIN	—	2
CITY OF BALDWIN PARK	5,083	169,437
CITY OF BALDWIN PARK	3	110
CITY OF BEAUMONT	3,149	104,959
CITY OF BEAUMONT	6	187
CITY OF BERKELEY	1	19
CITY OF BOTHELL	1	20
CITY OF BRAWLEY	7,943	198,566
CITY OF BRAWLEY	3	78
CITY OF BURBANK	1	18
CITY OF CALABASAS	6	110
CITY OF CHARLOTTESVILLE	56,993	569,929
CITY OF CHULA VISTA	—	2
CITY OF CLAREMONT	5	93
CITY OF CLOVERDALE	—	6

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended May 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
CITY OF COLFAX	1	20
CITY OF COLORADO SPRINGS	165	6,584
CITY OF COLTON	5	128
CITY OF COMPTON	1	10
CITY OF COVINA	5	88
CITY OF CULVER CITY	3	23
CITY OF DEER PARK	—	3
CITY OF DESERT HOT SPRINGS	7	148
CITY OF DOWNEY	—	2
CITY OF EL MONTE	2	33
CITY OF ELK GROVE	1	21
CITY OF FONTANA	43,394	867,878
CITY OF FONTANA	15	303
CITY OF GARDENA	—	7
CITY OF GLENDALE	2	25
CITY OF HAWTHORNE	1	23
CITY OF HERMOSA	15	245
CITY OF HERMOSA BEACH	20,271	337,854
CITY OF HOLTVILLE	1,986	39,729
CITY OF HOLTVILLE	—	8
CITY OF HUNTINGTON BEACH	1	30
CITY OF INDIO	—	5
CITY OF INGLEWOOD	3	26
CITY OF IRVINE	3	225
CITY OF ISSAQUAH	1	9
CITY OF KALAMA	5	81
CITY OF KELSO	10	174
CITY OF KELSO	6,498	108,299
CITY OF KIRKLAND	0	2
CITY OF LA HABRA	26,608	443,460
CITY OF LA HABRA	36	606
CITY OF LA PALMA	—	7
CITY OF LA VERNE	11	272
CITY OF LEAVENWORTH	—	1
CITY OF LONG BEACH	3	52
CITY OF LONGVIEW	64	1,071
CITY OF LONGVIEW	22,207	370,113
CITY OF LOS ANGELES	852	8,518

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended May 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
CITY OF MALIBU	—	7
CITY OF MAMMOTH LAKE	—	3
CITY OF MAYWOOD	—	9
CITY OF MERCER ISLAND	1	11
CITY OF MONTCLAIR	—	1
CITY OF MONTEREY PARK	—	10
CITY OF MORENO VALLEY	71,070	1,184,504
CITY OF MORENO VALLEY	44	740
CITY OF NEW PORT	2	28
CITY OF NORWALK	5	82
CITY OF OAKLAND	—	3
CITY OF OLYMPIA	3	52
CITY OF PALM SPRINGS	—	1
CITY OF PALOUSE	1	25
CITY OF PALOUSE	587	8,379
CITY OF PASADENA	7	82
CITY OF PETERSBURG	20,327	101,634
CITY OF PICO RIVERA	12,220	244,399
CITY OF PICO RIVERA	4	83
CITY OF PLACENTIA	16,373	467,804
CITY OF PLACENTIA	2	59
CITY OF PORT HUENEME	9,834	245,842
CITY OF PORT HUENEME	5	115
CITY OF PORTERVILLE	—	4
CITY OF PULLMAN	16	199
CITY OF REDONDO BEACH	43,632	918,565
CITY OF REDONDO BEACH	54	1,146
CITY OF RIALTO	47,438	592,971
CITY OF RIALTO	26	329
CITY OF RIVERSIDE	8	126
CITY OF SALINAS	1	21
CITY OF SAN BERNARDINO	72,401	905,013
CITY OF SAN BERNARDINO	17	209
CITY OF SAN BUENAVENTURA	34,192	683,847
CITY OF SAN FRANCISCO	1	13
CITY OF SAN JOSE	—	6
CITY OF SAN LUIS OBISPO	—	1
CITY OF SANTA ANA	28	459

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended May 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
CITY OF SANTA BARBARA	3	47
CITY OF SANTA CRUZ	5	64
CITY OF SANTA MONICA	154,385	1,543,850
CITY OF SANTA MONICA	217	2,172
CITY OF SANTA ROSA	—	6
CITY OF SEAL BEACH	15	138
CITY OF SEATTLE	—	3
CITY OF SHORELINE	1	10
CITY OF SIERRA MADRE	1	24
CITY OF SPOKANE	2	31
CITY OF STANTON	—	4
CITY OF TACOMA	—	2
CITY OF TORRANCE	2	34
CITY OF VALLEJO	1	8
CITY OF VANCOUVER	4	60
CITY OF VENTURA	19	375
CITY OF WAYNESBORO	29,989	299,895
CITY OF WENATCHEE	1	15
CITY OF WESTMINISTER	—	10
CITY OF WHITTIER	11	230
CITY OF WINCHESTER	17,638	176,378
CITY OF WINLOCK	—	5
CITY OF WOODLAND	4	80
CITY OF ZILLAH	—	1
CLOVERPORT INDEPENDENT SCHOOL DISTRICT	254	8,457
COLORADO DEPT. OF REVENUE	399	23,660
COLORADO DEPT. OF REVENUE	3,082	89,039
COMMISSIONER OF REVENUE SERVICES	306,917	5,846,018
COMMISSIONER OF REVENUE SERVICES	368,629	6,143,821
COMMONWEALTH OF MASSACHUSETTS	7,812	156,241
COMPTROLLER OF MARYLAND	449	8,986
COMPTROLLER OF MARYLAND	13,806	276,114
COMPTROLLER OF PUBLIC ACCOUNTS	10	333
COUNTY OF LOS ANGELES	254	5,077
COUNTY OF MONTGOMERY	9,102	91,019
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,694	156,455
DAVIESS COUNTY BOARD OF EDUCATION	16,829	560,943
DAVIESS COUNTY SCHOOL DISTRICT	299	9,980

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended May 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
DES MOINES	2	28
ELLIOT COUNTY SCHOOL DISTRICT	134	4,451
FLORIDA DEPARTMENT OF REVENUE	3,362,300	24,006,070
FLORIDA DEPARTMENT OF REVENUE	153,920	2,469,089
FRANKLIN COUNTY SCHOOL DISTRICT	105	3,487
GARRAD COUNTY SCHOOL DISTRICT	963	32,113
GEORGIA DEPARTMENT OF REVENUE	15,358	232,648
HANCOCK COUNTY BOARD OF EDUCATION	459	15,298
HARLAN COUNTY SCHOOL DISTRICT	239	7,978
HARRISON COUNTY SCHOOL DISTRICT	2,578	85,948
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,658	88,607
HENDERSON COUNTY BOARD OF EDUCATION	2,237	74,582
ID USF	23	—
IDAHO STATE TAX COMMISSION	4,367	68,436
INDIANA DEPARTMENT OF REVENUE	39,675	661,247
INTERNAL REVENUE SERVICE	68,421	2,280,656
JACKSON INDEPENDENT SCHOOLS	505	16,841
JESSAMINE COUNTY BOARD OF EDUCATION	7,517	250,566
KANSAS DEPT. OF REVENUE	18,041	247,266
KENTUCKY REVENUE CABINET	2,244	37,404
LAUREL COUNTY SCHOOL DISTRICT	11,724	390,791
LEE COUNTY SCHOOL DISTRICT	1,034	34,479
LESLIE COUNTY SCHOOL DISTRICT	960	31,984
LETCHER COUNTY BOARD OF EDUCATION	795	26,500
LEWIS COUNTY BOARD OF EDUCATION	929	37,148
LEWIS COUNTY SCHOOL DISTRICT	288	11,534
LINCOLN COUNTY BOARD OF EDUCATION	1,310	43,677
LOGAN COUNTY SCHOOL DISTRICT	33	1,102
MADISON COUNTY SCHOOL DISTRICT	19,179	639,281
MAINE REVENUE SERVICES	294,350	5,887,006
MARION COUNTY BOARD OF EDUCATION	2,734	91,126
MCLEAN COUNTY SCHOOL DISTRICT	842	28,067
MENIFEE COUNTY SCHOOL DISTRICT	457	15,235
MERCER COUNTY SCHOOL DISTRICT	1,718	57,257
MINNESOTA DEPARTMENT OF REVENUE	2	182
MISSISSIPPI STATE TAX COMMISSION	57,740	824,854
MISSISSIPPI STATE TAX COMMISSION	1,595	22,784
MORGAN COUNTY SCHOOL DISTRICT	512	17,090

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended May 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
NC DEPARTMENT OF REVENUE	15,727	215,640
NECA PAUSF	1,367	—
NECA VUSF	256	20,183
NELSON COUNTY BOARD OF EDUCATION	1,357	45,218
NEUSTAR; FIRST UNION BANK	566	—
NICHOLAS COUNTY SCHOOL DISTRICT	658	21,929
NJ DIVISION OF TAXATION	601	10,023
NVPUC	100	—
NYS ESTIMATED CORPORATION TAX	272	72,552
NYS ESTIMATED CORPORATION TAX	2,732	109,268
NYS SALES TAX PROCESSING	70,733	901,281
OHIO COUNTY SCHOOL DISTRICT	24	803
OKLAHOMA TAX COMMISSION	855	16,792
OWENSBORO BOARD OF EDUCATION	11,775	392,508
OWSLEY COUNTY BOARD OF EDUCATION	346	11,541
PA DEPARTMENT OF REVENUE	204,840	3,752,951
PA DEPT. OF REVENUE	4,792	95,801
PARIS INDEPENDENT SCHOOL DISTRICT	2,939	97,965
PERRY COUNTY SCHOOL DISTRICT	280	9,347
POWELL COUNTY SCHOOL DISTRICT	2,163	72,115
RHODE ISLAND DIVISION OF TAXATION	8	117
RI DIVISION OF PUC	175	—
ROCKCASTLE COUNTY SCHOOL DISTRICT	905	30,158
RUSSELL INDEPENDENT SCHOOL DISTRICT	5,557	185,242
SCOTT COUNTY SCHOOL DISTRICT	7,359	245,295
SOUTH CAROLINA DEPT. OF REVENUE	51,475	1,060,513
STATE OF LA DEPT OF REVENUE	15	—
STATE OF MICHIGAN	93	1,552
STATE OF NEW HAMPSHIRE	1,581	22,586
STATE OF NEW HAMPSHIRE	78,646	1,123,510
STATE TAX DEPARTMENT	264,478	4,407,984
TARGETED ACCESSIBILITY FUND OF NY	248	—
TN DEPARTMENT OF REVENUE	62,403	647,037
TOWN OF BLACKSBURG	15,114	151,143
TOWN OF MT CRESTED BUTTE	1,308	29,057
TOWN OF SOUTH BOSTON	4,955	49,549
TREASURER STATE OF OHIO	141,107	1,873,539
UNION COUNTY SCHOOL DISTRICT	2,966	98,851

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended May 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
USAC	39,255	—
VERMONT DEPARTMENT OF TAXES	346,234	5,770,560
VERMONT DEPARTMENT OF TAXES	1,215	20,255
VIRGINIA DEPARTMENT OF TAXATION	10,668	237,106
WASHINGTON COUNTY BOARD OF EDUCATION	922	30,722
WASHINGTON DEPT. OF REVENUE	3,417	46,219
WEBSTER COUNTY BOARD OF EDUCATION	757	25,243
WISCONSIN DEPARTMENT OF REVENUE	3	187
WOLFE COUNTY SCHOOL DISTRICT	595	19,827
WOODFORD COUNTY BOARD OF EDUCATION	4,861	162,023
WYOMING DEPARTMENT OF REVENUE	84	1,441
Total	$6,929,247	$85,666,809

Note (A): The 911 surcharge is based upon the number of phone lines and not as a function of gross taxable sales.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended May 31, 2004

Payee	Amount Paid	Check Date
ALBEMARLE COUNTY	$23,898	05/25/04
ALBEMARLE COUNTY	457	05/26/04
AMHERST COUNTY	3,232	05/25/04
ASSOCIATED ESTATES REALTY CORP	2,020	05/26/04
BEDFORD COUNTY	195	05/21/04
BERNARD M & SYLVIA D CARLTON	225	05/19/04
BLACKBURN CENTER, LLC	433	05/26/04
BOROUGH OF NANTY GLO	472	05/18/04
CAL & JOANNE FAMILY LTD PRTNRSP	200	05/21/04
CALIFORNIA COMMERCE	243	05/26/04
CAMBRIA COUNTY TAX CLAIM BUREAU	75	05/18/04
CAMBRIA COUNTY TAX COLLECTOR	92	05/21/04
CANYON SPRINGS INVESTMENT	620	05/21/04
CITY OF CHARLOTTESVILLE	9,074	05/25/04
CITY OF DANVILLE	9,543	05/25/04
CITY OF LAKEVIEW HEIGHTS	28	05/12/04
CITY OF OLEAN	5,763	05/21/04
CITY OF PETERSBURG TREASURER	3,914	05/25/04
CITY OF SALEM	1,567	05/12/04
CITY OF SALEM	26,286	05/21/04
CLARKE COUNTY TREASURER	90	05/25/04
COPIA BUSINESS SYSTEMS	90	05/07/04
COUNTY OF PULASKI	453	05/25/04
COUNTY OF WISE	227	05/12/04
DAVIE COUNTY	357	05/12/04
DONALD E AND DORIS D BRADLEY	101	05/19/04
DORIS LAWTON	778	05/14/04
DORIS LAWTON	144	05/28/04
EAST TAYLOR TOWNSHIP	44	05/18/04
EASTLAKE COMMERCIAL	58	05/26/04
EL PASO COUNTY TREASURER	60,594	05/26/04
F & F REALTY CO.	364	05/12/04
FAUQUIER COUNTY TREASURER	1,393	05/25/04
FLUVANNA COUNTY TREASURER	1,040	05/25/04
FORSYTH COUNTY TAX COLLECTOR	1,212	05/21/04
FREDRICK COUNTY TREASURER	23,705	05/25/04
GALLITZIN BOROUGH	214	05/21/04
GE CAPITAL	861	05/03/04
GE CAPITAL FLEET SERVICES	2,872	05/11/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended May 31, 2004

Payee	Amount Paid	Check Date
GECFS BY APEX AS AGENT	6,216	05/10/04
GEORGETOWN CITY	1,810	05/18/04
GREATAMERICA LEASING CORP	353	05/07/04
GREENE COUNTY	303	05/26/04
KIR TEMECULA L.P.	105	05/25/04
KNOTT & LINCOLN ASSOCIATES	13	05/26/04
LAKE VIEW TOWN	73	05/12/04
LAKE VIEW TOWN	49	05/27/04
LARRY SCHREDER	991	05/20/04
LEXINGTON CITY TREASURER	1,387	05/25/04
LOS ANGELES COUNTY	329,942	05/26/04
LOUDOUN COUNTY	68	05/12/04
LOUDOUN COUNTY	24,874	05/25/04
LRC, COLORADO LLC	2,304	05/04/04
MADISON COUNTY	18	05/21/04
MARLIN LEASING	15	05/19/04
MECKLENBURG COUNTY	3,692	05/25/04
MONTGOMERY COUNTY TREASURER	792	05/25/04
ORANGE COUNTY	9,325	05/21/04
ORANGE COUNTY	609	05/25/04
PAGE COUNTY	860	05/25/04
POWHATAN COUNTY TREASURER	2,655	05/25/04
PRINCE GEORGE TREASURER	24,312	05/25/04
PRINCE GEORGE TREASURER	5,901	05/26/04
PUNXSUTAWNEY BOROUGH	745	05/25/04
ROANOKE CITY TREASURER	6,802	05/25/04
ROSE TOWNSHIP COLLECTOR	76	05/25/04
SACRAMENTO CITY TAX	228	05/11/04
SAVIN CREDIT CORP	46	05/03/04
SCOTLAND COUNTY TAX DEPT.	249	05/25/04
SCOTT COUNTY SHERIFF	14,964	05/18/04
SHERIFF OF LESLIE COUNTY	4,690	05/25/04
SPOTSYLVANIA COUNTY	93,538	05/25/04
SSD SYSTEMS	2	05/04/04
STAMPING GROUND	161	05/18/04
SURRY COUNTY TAX COLLECTOR	314	05/21/04
SWITZERLAND CO TREASURER	1,671	05/18/04
TOWN OF AMESBURY	501	05/18/04
TOWN OF BUCKSPORT	4,064	05/18/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended May 31, 2004

Payee	Amount Paid	Check Date
TOWN OF OXFORD TAX COLLECTOR	1,850	05/12/04
TOWN OF PINK HILL	167	05/12/04
TOWNSHIP OF PORTAGE	44	05/21/04
TREASURER OF TAZEWELL COUNTY	70	05/11/04
TSC, LC	1,302	05/10/04
YORK COUNTY/SPRING GROVE TAX	725	05/18/04

Total	$731,810

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended May 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	$269	05/13/04
ARIZONA DEPARTMENT OF REVENUE	Gross Receipts Tax	10	05/13/04
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	20	05/13/04
ASHLAND INDEPENDENT BOARD OF	Utility Tax	10,382	05/17/04
BATH COUNTY SCHOOL D	Utility Tax	1,214	05/14/04
BEREA INDEPENDENT SCHOOL DIST	Utility Tax	3,359	05/14/04
BOARD OF EQUALIZATION	Sales Tax	116	05/14/04
BOARD OF EQUALIZATION	Sales Tax	258	05/24/04
BOARD OF EQUALIZATION	911 Surcharge	221	05/25/04
BOURBON COUNTY SCHOOL	Utility Tax	717	05/14/04
BOYD COUNTY SCHOOL D	Gross Receipts Tax	16	05/14/04
BOYD COUNTY SCHOOL D	Utility Tax	2,777	05/14/04
BOYLE COUNTY SCHOOL DISTRICT	Utility Tax	1,529	05/14/04
BREATHITT COUNTY SCH	Utility Tax	990	05/14/04
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	778	05/14/04
BURGIN EDUCATION BO	Utility Tax	329	05/14/04
BUTLER COUNTY SCHOOL DISTRICT	Utility Tax	53	05/14/04
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	48	05/10/04
CALIFORNIA HIGH COST FUND-B	Sales Tax	652	05/10/04
CITY OF AHLAMBRA	Gross Receipts Tax	6	05/18/04
CITY OF ARCADIA	Gross Receipts Tax	16	05/18/04
CITY OF BALDWIN PARK	Utility Tax	5,107	05/10/04
CITY OF BEAUMONT	Utility Tax	3,135	05/10/04
CITY OF BEAUMONT	Gross Receipts Tax	8	05/18/04
CITY OF BRAWLEY	Utility Tax	7,632	05/07/04
CITY OF BRAWLEY	Gross Receipts Tax	6	05/18/04
CITY OF CALABASAS	Gross Receipts Tax	9	05/18/04
CITY OF CHARLOTTSVILLE	Utility Tax	56,993	05/20/04
CITY OF CLOVERDALE	Gross Receipts Tax	6	05/18/04
CITY OF COLORADO SPRINGS	Sales Tax	3,602	05/13/04
CITY OF COVINA	Gross Receipts Tax	6	05/18/04
CITY OF CULVER CITY	Gross Receipts Tax	2	05/18/04
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	9	05/18/04
CITY OF FONTANA	Utility Tax	41,645	05/07/04
CITY OF FONTANA	Utility Tax	503	05/10/04
CITY OF FONTANA	Gross Receipts Tax	10	05/18/04
CITY OF HERMOSA BEACH	Utility Tax	20,370	05/07/04
CITY OF HERMOSA BEACH	Gross Receipts Tax	16	05/18/04
CITY OF HOLTVILLE	Utility Tax	1,912	05/10/04
CITY OF HUNTINGTON BEACH	Gross Receipts Tax	6	05/18/04
CITY OF LA HABRA	Utility Tax	26,223	05/07/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended May 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
CITY OF LA HABRA	Gross Receipts Tax	29	05/18/04
CITY OF LA VERNE	Gross Receipts Tax	16	05/18/04
CITY OF LOS ANGELES	Gross Receipts Tax	894	05/18/04
CITY OF MORENO VALLEY	Utility Tax	69,686	05/07/04
CITY OF MORENO VALLEY	Gross Receipts Tax	49	05/18/04
CITY OF PALOUSE	Utility Tax	—	05/19/04
CITY OF PICO RIVERA	Utility Tax	12,434	05/07/04
CITY OF PICO RIVERA	Gross Receipts Tax	8	05/18/04
CITY OF PLACENTIA	Utility Tax	16,001	05/07/04
CITY OF PORT HUENEME	Utility Tax	9,804	05/10/04
CITY OF PULLMAN	Gross Receipts Tax	16	05/13/04
CITY OF REDONDO BEACH	Gross Receipts Tax	51	05/18/04
CITY OF REDONDO BEACH CA	Utility Tax	43,878	05/07/04
CITY OF RIALTO	Utility Tax	46,262	05/07/04
CITY OF RIALTO	Utility Tax	588	05/10/04
CITY OF RIVERSIDE	Gross Receipts Tax	10	05/18/04
CITY OF SAN BERNARDINO	Utility Tax	73,037	05/07/04
CITY OF SAN BERNARDINO	Utility Tax	1,419	05/10/04
CITY OF SAN BERNARDINO	Gross Receipts Tax	30	05/18/04
CITY OF SAN BUENAVENTURA	Utility Tax	34,046	05/07/04
CITY OF SANTA ANA	Gross Receipts Tax	24	05/18/04
CITY OF SANTA BARBARA	Gross Receipts Tax	6	05/18/04
CITY OF SANTA MONICA	Utility Tax	154,221	05/07/04
CITY OF SANTA MONICA	Utility Tax	393	05/10/04
CITY OF SANTA MONICA	Gross Receipts Tax	159	05/18/04
CITY OF SEAL BEACH	Gross Receipts Tax	19	05/18/04
CITY OF TORRANCE	Gross Receipts Tax	6	05/18/04
CITY OF VENTURA	Gross Receipts Tax	23	05/18/04
CITY OF WAYNESBORO	Utility Tax	30,247	05/20/04
CITY OF WHITTIER	Gross Receipts Tax	14	05/18/04
CITY OF WINCHESTER	Utility Tax	18,060	05/20/04
CLOVERPORT BOARD OF EDUCATION	Utility Tax	266	05/14/04
COLORADO DEPARTMENT OF REVENUE	Gross Receipts Tax	109	05/13/04
COLORADO DEPARTMENT OF REVENUE	Sales Tax	273	05/13/04
COLORADO DEPARTMENT OF REVENUE	Sales Tax	3,133	05/21/04
COMMONWEALTH OF MASS	Sales Tax	5,474	05/13/04
COMMONWEALTH OF MASS	Sales Tax	58	05/14/04
COMPTROLLER OF MD	Sales Tax	6,768	05/20/04
COMPTROLLER OF MD	Sales Tax	7,689	05/21/04
CONNECTICUT DEPT OF REVENUE	Sales Tax	334,101	05/28/04
COUNTY OF MONTGOMERY	Utility Tax	9,143	05/20/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended May 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
DANVILLE INDEPENDENT SCHOOL DIS	Utility Tax	4,747	05/14/04
DAVIESS CO BOARD OF EDUCATION	Gross Receipts Tax	17	05/14/04
DAVIESS CO BOARD OF EDUCATION	Utility Tax	289	05/14/04
DAVIESS CO BOARD OF EDUCATION	Utility Tax	16,754	05/17/04
DEAF TRUST	Gross Receipts Tax	—	05/10/04
DEAF TRUST	Sales Tax	88	05/10/04
ELLIOTT COUNTY SCHOO	Utility Tax	288	05/14/04
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	19,914	05/20/04
FLORIDA DEPT OF REVENUE	Sales Tax	98,357	05/20/04
FLORIDA DEPT OF REVENUE	Telecommunications Tax	3,371,988	05/20/04
FRANKLIN COUNTY SCHOOL DISTRICT	Utility Tax	104	05/14/04
GARRARD COUNTY SCHOOL DISTRICT	Utility Tax	1,425	05/14/04
GEORGIA DEPARTMENT OF REVENUE	Gross Receipts Tax	61	05/14/04
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	102	05/14/04
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	11,503	05/20/04
HANCOCK COUNTY BOARD OF	Utility Tax	464	05/14/04
HARLAN COUNTY SCHOOL	Utility Tax	237	05/14/04
HARRISON COUNTY SCHOOL DISTRICT	Utility Tax	2,594	05/14/04
HARRODSBURG BOARD OF EDUCATION	Utility Tax	2,670	05/14/04
HENDERSON CO BOARD OF EDUCATION	Utility Tax	2,314	05/14/04
IDAHO STATE TAX COMMISSION	Sales Tax	3,855	05/12/04
IDAHO UNIVERSAL SERVICE	Gross Receipts Tax	23	05/10/04
INDIANA DEPT OF REVENUE	Sales Tax	1,793	05/12/04
INDIANA DEPT OF REVENUE	Sales Tax	20,468	05/20/04
INTERNAL REVENUE SERVICE	Federal Excise Tax	33,903	05/10/04
JACKSON INDEPENDENT SCHOOLS	Utility Tax	492	05/17/04
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,962	05/17/04
KANSAS DEPT OF REVENUE	Sales Tax	18,185	05/25/04
KENTUCKY REVENUE CABINET	Sales Tax	2,177	05/20/04
KENTUCKY STATE TREASURER	Sales Tax	—	05/13/04
LAUREL COUNTY SCHOOL	Utility Tax	11,657	05/17/04
LEE COUNTY SCHOOL DI	Utility Tax	1,143	05/14/04
LESLIE COUNTY SCHOOL	Utility Tax	927	05/17/04
LETCHER COUNTY BOARD OF EDUCATI	Utility Tax	795	05/14/04
LEWIS COUNTY BOARD OF	Utility Tax	947	05/14/04
LEWIS COUNTY SCHOOL	Utility Tax	441	05/14/04
LINCOLN COUNTY BOARD OF EDUCATI	Utility Tax	1,302	05/14/04
LOGAN COUNTY SCHOOL DISTRICT	Utility Tax	29	05/17/04
MADISON COUNTY SCHOOL DISTRICT	Gross Receipts Tax	57	05/14/04
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	25,646	05/17/04
MAINE REVENUE SERVICES	Sales Tax	18,500	05/17/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended May 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
MAINE REVENUE SERVICES	Sales Tax	277,610	05/18/04
MARION COUNTY SCHOOL	Utility Tax	4,256	05/14/04
MASS DEPT OF REVENUE	Sales Tax	760	05/20/04
MAYOR DAN EMERSON	Utility Tax	344	05/20/04
MCLEAN COUNTY SCHOOL DISTRICT	Utility Tax	841	05/14/04
MENIFEE COUNTY SCHOO	Utility Tax	469	05/14/04
MERCER COUNTY SCHOOL DISTRICT	Utility Tax	1,704	05/14/04
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	40,481	05/07/04
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	6,531	05/10/04
MORGAN COUNTY SCHOOL	Utility Tax	1,105	05/14/04
NECA VUSF	Gross Receipts Tax	236	05/13/04
NELSON COUNTY BOARD OF EDUCATIO	Utility Tax	1,440	05/14/04
NEW JERSEY SALES TAX	Sales Tax	627	05/12/04
NICHOLAS COUNTY SCHO	Utility Tax	910	05/14/04
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	15,283	05/13/04
NYS SALES TAX PROCESSING	Sales Tax	7,490	05/13/04
OHIO COUNTY SCHOOL DISTRICT	Utility Tax	26	05/14/04
OKLAHOMA TAX COMMISSION	Sales Tax	879	05/11/04
OWENSBORO BOARD OF EDUCATION	Utility Tax	11,782	05/14/04
OWSLEY COUNTY BOARD OF EDUCATIO	Utility Tax	385	05/17/04
PA DEPARTMENT OF REVENUE	Gross Receipts Tax	156	05/20/04
PA DEPARTMENT OF REVENUE	Sales Tax	190,983	05/20/04
PA DEPT. OF REVENUE	Sales Tax	935	05/13/04
PA DEPT. OF REVENUE	Sales Tax	2,300	05/14/04
PA DEPT. OF REVENUE	Sales Tax	11,906	05/18/04
PARIS INDEPENDENT SCHOOLS	Utility Tax	2,900	05/14/04
PERRY COUNTY SCHOOL	Utility Tax	275	05/14/04
PETERSBURG CITY	Utility Tax	20,639	05/20/04
POWELL COUNTY SCHOOL	Utility Tax	2,149	05/14/04
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	225	05/17/04
ROCKCASTLE COUNTY SCHOOL	Utility Tax	886	05/14/04
RUSSELL INDEPENDENT	Utility Tax	6,058	05/17/04
SCOTT COUNTY SCHOOL	Utility Tax	7,344	05/14/04
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	24,356	05/20/04
STATE OF CONNECTICUT	Sales Tax	22,054	05/28/04
STATE OF NEW HAMPSHIRE	Utility Tax	23,697	05/07/04
STATE OF NEW HAMPSHIRE	Utility Tax	10,367	05/11/04
STATE OF NEW HAMPSHIRE	Utility Tax	45,323	05/12/04
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	1,748	05/13/04
STATE TAX DEPARTMENT	Sales Tax	118,314	05/07/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended May 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
STATE TAX DEPARTMENT	Sales Tax	8,099	05/10/04
STATE TAX DEPARTMENT	Sales Tax	9,975	05/12/04
TENNESSEE DEPT OF REVENUE	Sales Tax	62,694	05/20/04
TOWN OF BLACKSBURG	Utility Tax	15,375	05/20/04
TOWN OF MT CRESTED BUTTE	Utility Tax	1,481	05/13/04
TOWN OF SOUTH BOSTON	Utility Tax	5,165	05/20/04
TREASURER - STATE OF OHIO	Gross Receipts Tax	1,282	05/25/04
TREASURER - STATE OF OHIO	Sales Tax	39,103	05/25/04
TREASURER OF STATE OF OHIO	Sales Tax	5,832	05/25/04
TREASURER STATE OF OHIO	Sales Tax	23,222	05/17/04
TREASURER STATE OF OHIO	Sales Tax	4,277	05/18/04
TREASURER STATE OF OHIO	Sales Tax	75,105	05/25/04
TWO-WAY RADIO SERVICE INC	Sales Tax	8	05/06/04
UNION COUNTY SCHOOL DISTRICT	Utility Tax	3,056	05/14/04
UNIVERSAL LIFETIME TELEPHONE SE	Gross Receipts Tax	326	05/10/04
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	39,255	05/10/04
VERMONT DEPT OF TAXES	Sales Tax	1,120	05/19/04
VERMONT DEPT OF TAXES	Sales Tax	318,135	05/20/04
VERMONT DEPT OF TAXES	Sales Tax	20,782	05/21/04
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	3,259	05/17/04
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	6,982	05/18/04
WASHINGTON COUNTY BOARD OF EDU	Utility Tax	1,427	05/14/04
WASHINGTON DEPT OF REVENUE	Gross Receipts Tax	40	05/18/04
WASHINGTON DEPT OF REVENUE	Sales Tax	3,495	05/18/04
WEBSTER COUNTY BOARD OF	Utility Tax	816	05/14/04
WEST VIRGINIA STATE TAX DEPT	Sales Tax	156,979	05/10/04
WOLFE COUNTY SCHOOL	Utility Tax	591	05/14/04
WOODFORD COUNTY BOARD OF ED	Utility Tax	4,801	05/14/04

Total		$6,432,078

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	4,990,618
ACC CABLE HOLDINGS VA, INC.	081-02-41905	02-41905	—
ACC HOLDINGS II, LLC	081-02-41955	02-41955	—
ACC INVESTMENT HOLDINGS, INC.	081-02-41957	02-41957	—
ACC OPERATIONS, INC.	081-02-41956	02-41956	249,313
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	—
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	1,080,660
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	10,371
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	—
ADELPHIA ACQUISITION SUBSIDIARY, INC.	081-02-41860	02-41860	—
ADELPHIA ARIZONA, INC.	081-02-41859	02-41859	—
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	—
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	7,992,989
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	860,948
ADELPHIA CABLEVISION CORP.	081-02-41752	02-41752	1,562,160
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	2,615,681
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	—
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	6,489,328
ADELPHIA CABLEVISION OF NEW YORK, INC.	081-02-41892	02-41892	4,335,839
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	1,053,579
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	917,931
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	933,580
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	—
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,435,604
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	343,204
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	1,281,020
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	410,835
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	393,845
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	3,305,277
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	306,926
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	72,520,671
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	4,814,219
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	5,916,323
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	18,830,805
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	1,741
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.	081-02-41857	02-41857	—
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	5,266,505
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	2,459,897
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	238,862
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	4,378,116
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	—
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	3,381,223
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	210
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	—
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	210
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	210
ADELPHIA MOBILE PHONES, INC.	081-02-41852	02-41852	—
ADELPHIA OF THE MIDWEST, INC.	081-02-41794	02-41794	—
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	—
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	8,632,231
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.	081-02-41939	02-41939	30,879
ADELPHIA TELECOMMUNICATIONS, INC.	081-02-41851	02-41851	1,176,312
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	35,147
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	204
ARAHOVA COMMUNICATIONS, INC.	081-02-41815	02-41815	39,760
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	160
BADGER HOLDING CORP	081-02-41792	02-41792	—
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	404,312
BLACKSBURG/SALEM CABLEVISION, INC.	081-02-41759	02-41759	1,292,294
BRAZAS COMMUNICATIONS, INC.	081-02-41804	02-41804	—
BUENAVISION TELECOMMUNICATIONS, INC.	081-02-41938	02-41938	746,241
CABLE SENTRY CORPORATION	081-02-41894	02-41894	—
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	—
CCC-III, INC.	081-02-41867	02-41867	—
CCC-INDIANA, INC.	081-02-41937	02-41937	—
CCH INDIANA, LP	081-02-41935	02-41935	—
CDA CABLE, INC.	081-02-41879	02-41879	275,078
CENTURY ADVERTISING, INC.	081-02-41731	02-41731	—
CENTURY ALABAMA CORP	081-02-41889	02-41889	187,464
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	—
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	229
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	479,265
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	—
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	16,762,392
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	325,600
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	—
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	4,544,412
CENTURY CAROLINA CORP	081-02-41886	02-41886	820,338
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	120,528
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	8,421,923
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,672,790

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
CENTURY CULLMAN CORP	081-02-41888	02-41888	492,972
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	500,880
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	210
CENTURY FEDERAL, INC.	081-02-41747	02-41747	—
CENTURY GRANITE CABLE TELEVISION CORP.	081-02-41779	02-41779	—
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	2,906,947
CENTURY INDIANA CORP	081-02-41768	02-41768	—
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	—
CENTURY INVESTORS, INC.	081-02-41733	02-41733	—
CENTURY ISLAND ASSOCIATES, INC.	081-02-41771	02-41771	45,881
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	—
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	285,967
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	216,106
CENTURY MENDOCINO CABLE TELEVISION, INC.	081-02-41780	02-41780	815,452
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	557,780
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	255,235
CENTURY NEW MEXICO CABLE TELEVISION CORP.	081-02-41784	02-41784	1,400
CENTURY NORWICH CORP	081-02-41881	02-41881	1,234,528
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	767,431
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	—
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	—
CENTURY PROGRAMMING, INC.	081-02-41732	02-41732	—
CENTURY REALTY CORP.	081-02-41813	02-41813	—
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	—
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	—
CENTURY TRINIDAD CABLE TELEVISION CORP.	081-02-41790	02-41790	180,478
CENTURY VIRGINIA CORP	081-02-41796	02-41796	672,221
CENTURY VOICE AND DATA COMMUNICATIONS, INC.	081-02-41737	02-41737	1,422
CENTURY WARRICK CABLE CORP.	081-02-41763	02-41763	—
CENTURY WASHINGTON CABLE TELEVISION, INC.	081-02-41878	02-41878	—
CENTURY WYOMING CABLE TELEVISION CORP.	081-02-41789	02-41789	176,690
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	420,332
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	57,713,397
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	210
CHELSEA COMMUNICATIONS, INC.	081-02-41923	02-41923	313
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	10,452,979
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	—
CLEAR CABLEVISION, INC.	081-02-41756	02-41756	—
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	743,279
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	103,095
CORAL SECURITY, INC	081-02-41895	02-41895	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
COWLITZ CABLEVISION, INC.	081-02-41877	02-41877	903,903
CP-MDU I LLC	081-02-41940	02-41940	—
CP-MDU II LLC	081-02-41941	02-41941	—
E & E CABLE SERVICE, INC.	081-02-41785	02-41785	30
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	210
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	744,214
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	317,187
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	—
FOP INDIANA, LP	081-02-41816	02-41816	249,254
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	2,459,518
FRONTIERVISION CABLE NEW ENGLAND , INC.	081-02-41822	02-41822	1,497,070
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	—
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	—
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	—
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	335
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	210
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	210
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	36,895,593
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	240
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	—
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	210
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	—
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	2,087,150
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	210
GRAFTON CABLE COMPANY	081-02-41788	02-41788	30
GS CABLE, LLC	081-02-41907	02-41907	3,666,744
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	—
HARRON CABLEVISION OF NEW HAMPSHIRE, INC.	081-02-41750	02-41750	2,949,018
HUNTINGTON CATV, INC.	081-02-41765	02-41765	—
IMPERIAL VALLEY CABLEVISION, INC.	081-02-41876	02-41876	1,662,490
KALAMAZOO COUNTY CABLEVISION, INC.	081-02-41922	02-41922	—
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	362,190
KOOTENAI CABLE, INC.	081-02-41875	02-41875	1,658,116
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	306,707
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	—
LOUISA CABLEVISION, INC.	081-02-41760	02-41760	36,571
MANCHESTER CABLEVISION, INC.	081-02-41758	02-41758	—
MARTHA’S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	302,819
MERCURY COMMUNICATIONS, INC.	081-02-41840	02-41840	57,210
MICKELSON MEDIA OF FLORIDA, INC.	081-02-41874	02-41874	380,641
MICKELSON MEDIA, INC.	081-02-41782	02-41782	270,756

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
MONTGOMERY CABLEVISION, INC.	081-02-41848	02-41848	—
MONUMENT COLORADO CABLEVISION, INC.	081-02-41932	02-41932	202,568
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	2,520
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	5,042,485
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	—
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	905,136
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	4,171,405
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	6,143,599
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	—
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	—
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	1,050
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	—
OWENSBORO INDIANA, LP	081-02-41773	02-41773	—
OWENSBORO ON THE AIR, INC.	081-02-41777	02-41777	69
OWENSBORO-BRUNSWICK, INC.	081-02-41730	02-41730	4,202,041
PAGE TIME, INC.	081-02-41839	02-41839	681
PARAGON CABLE TELEVISION, INC.	081-02-41778	02-41778	—
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	—
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	—
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	207,991
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	—
PARNASSOS, LP	081-02-41843	02-41843	25,943,952
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	—
PULLMAN TV CABLE CO., INC.	081-02-41873	02-41873	717,353
RENTAVISION OF BRUNSWICK, INC.	081-02-41872	02-41872	291,298
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	78,780
RIGPAL COMMUNICATIONS, INC.	081-02-41917	02-41917	—
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	914,168
S/T CABLE CORPORATION	081-02-41791	02-41791	—
SABRES, INC.	081-02-41838	02-41838	—
SCRANTON CABLEVISION, INC.	081-02-41761	02-41761	2,580,327
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.	081-02-41767	02-41767	—
SOUTHEAST FLORIDA CABLE, INC.	081-02-41900	02-41900	21,519,417
SOUTHWEST COLORADO CABLE INC.	081-02-41769	02-41769	225,379
SOUTHWEST VIRGINIA CABLE, INC.	081-02-41833	02-41833	1,063,707
STAR CABLE INC.	081-02-41787	02-41787	—
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	881,327
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	1,581,056
SVHH HOLDINGS, LLC	081-02-41837	02-41837	—
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	245,918
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	1,977,435
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	—
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	3,287,925
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	210
THE MAIN INTERNETWORKS, INC.	081-02-41818	02-41818	—
THE WESTOVER TV CABLE CO., INC.	081-02-41786	02-41786	—
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	1,557,034
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	—
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	210
TMC HOLDINGS, LLC	081-02-41802	02-41802	—
TRI-STATES, LLC	081-02-41810	02-41810	210
UCA LLC	081-02-41834	02-41834	14,132,290
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	—
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	—
VALLEY VIDEO, INC.	081-02-41870	02-41870	212,099
VAN BUREN COUNTY CABLEVISION, INC.	081-02-41832	02-41832	263,578
WARRICK CABLEVISION, INC	081-02-41866	02-41866	—
WARRICK INDIANA, LP	081-02-41865	02-41865	328,295
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	418,973
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	2,034,114
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	—
WESTVIEW SECURITY, INC	081-02-41896	02-41896	—
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	164,694
YOUNG’S CABLE TV CORP	081-02-41915	02-41915	354,587
YUMA CABLEVISION, INC.	081-02-41868	02-41868	1,861,505

Total			$444,215,686

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term
Commercial Property	Lexington, CAN, RSUI	7474233; 1098648388; 335349	05/16/04 – 05/16/05

Commercial General Liability	AIG (American Home Assurance Co)	4806343, 4806117, 4806148	12/15/03 – 05/16/05

Commercial Automobile Liability	AIG (American Home Assurance Co)	MA – 5189088 VA – 5189089 TX – 5189090 All other states – 5189087	05/16/04 – 05/16/05

Excess Automobile Liability	AIG (Lexington)	All States – 4261364	05/16/04 – 05/16/05

Worker’s Compensation	AIG (New Hampshire Ins. Co., AI South Insurance Co., National Union Fire Insurance Co. of VT, and Ins. Co. State of PA)	All states except monopolistic policy numbers 5212710, 5212711, 5212712, 5212713	05/16/04 – 05/16/05

California	State Compensation Insurance Fund	1703671-03	05/16/03-05/16/04

Ohio	Ohio Bureau of Workers Compensation	1328524	Ongoing*

Washington State	WA Department of Labor & Industry	083 004 452	10/1/99 – Ongoing*

West Virginia	West Virginia Workers’ Compensation	20104948 101	10/1/99 – Ongoing*

Wyoming	Wyoming Department of Employment	366575	10/1/99 – Ongoing*

International Package Policy (Liability & Foreign Voluntary Comp)	ACE USA (ACE American Insurance Co.)	PHF073190	10/15/03 – 10/15/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term
Aircraft Policy	AIG (National Union Fire Insurance Co.)	GM3380176-01	11/01/03 – 11/01/04

Umbrella Liability	Zurich (American Guarantee & Liability Insurance Co.)	AUC937411601	05/16/04 – 05/16/05
Excess Umbrella Liability	XL, St. Paul, Zurich	US00006683L104A, Q16400089, AEC380810300	05/16/03 – 05/16/04

Executive Protection (Special Crime)	Liberty Insurance Underwriters	180933013	12/19/03 – 12/19/04

New York Disability	Cigna	NYD 074487	07/01/03 – 07/01/04

Pollution Liability	Quanta Reinsurance U.S. Ltd.	On-site coverage (2000110)	01/01/04 - 01/01/05
Off-site coverage(2000111)

Fiduciary Liability Insurance	Houston Casualty Co.	14MG03A2983	12/08/03 – 12/08/04

Directors & Officers Liability	AIG (National Union Insurance Co.)	7290984	12/31/03 – 12/31/04

Directors & Officers Liability Tail	Associated Electric & Gas Insurance Services Limited (AEGIS)	D0999A1A00	12/31/03 - 12/31/05 (Extension of Limit of Liability of 12/31/00-03 term)

Excess Directors & Officers Liability	U.S. Specialty Insurance Co.	14MGU03A3639	12/31/03 – 12/31/04
	Hartford (Twin City Fire Ins. Co.)	00DA02209103
	Hudson Insurance Co.	HN03031687
	Axis Reinsurance Co.	RBN502748
	Old Republic Insurance Co.	CUG27319

Blanket Fidelity Bond incl ERISA	Great American Insurance Co.	TBD	05/16/04 – 05/16/05

Media Professional Liability	ACE (Illinois Union Insurance Company)	EON G21640104 002	01/22/04 – 01/22/05

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty - ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.